TOUCHSTONE STRATEGIC TRUST
TOUCHSTONE SANDS CAPITAL INTERNATIONAL GROWTH FUND
(the "Fund")
Supplement dated April 8, 2022 to the Fund's Summary Prospectus, Prospectus and Statement of Additional Information ("SAI"), each dated April 30, 2021, as amended from time to time

Notice of Change in Portfolio Management Team

Mr. David Levanson and Ms. Danielle Menichella have each been appointed as a co-portfolio manager of the Fund, effective March 31, 2022 (the "Effective Date"). Accordingly, as of the Effective Date, the sections of the Fund's summary prospectus, prospectus and SAI relating to the Fund's management team are hereby updated to add Mr. Levanson and Ms. Menichella, each as a co-portfolio manager of the Fund.

The Fund is sub-advised by Sands Capital Management, LLC ("Sands"). David E. Levanson, CFA, Senior Portfolio Manager, Research Analyst and Executive Managing Director, worked for Sands from 1992 to 1994 and rejoined Sands in 2002. From 1996 to 1999 he was a Vice President and Research Analyst at State Street Research & Management and from 1999 to 2002 he worked as a Research Analyst at MFS Investment Management. Prior to joining Sands in 1992, Mr. Levanson was a Research Analyst at the Capital Management Group, Folger Nolan Fleming Douglas, Inc. from 1990 to 1992. Mr. Levanson received his BS degree in Finance from the University of Florida (1990) and his MBA from the Darden School at University of Virginia (1996).

Danielle Menichella, CFA, Senior Research Analyst and Portfolio Manager, joined Sands in 2013 as a Research Analyst. Ms. Menichella began her career as an Analyst at Emerging Markets Management in 1997, which was later acquired by Ashmore Group, where she was a Senior Analyst before joining Sands. Ms. Menichella earned an AB in Economics and Public Policy from Duke University (1997).

In addition, Mr. Ashraf Haque, co-portfolio manager of the Fund, will be departing Sands on or about June 30, 2022. As a result of this upcoming departure, Mr. Haque is no longer co-portfolio manager of the Fund as of the Effective Date. Accordingly, all references to Mr. Haque in the Fund's summary prospectus, prospectus and SAI are hereby removed.

Beginning on the Effective Date, Mr. Levanson and Ms. Menichella each serve as a co-portfolio manager of the Fund alongside Mr. Sunil Thakor, who has managed the strategy since its inception. There are no changes to the investment strategies of the Fund and the current investment process of Sands has not changed.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.
TSF-54CC-TST-TCDYX-S1-2204